Exhibit 10.42

RESTRICTED STOCK UNIT AWARD AGREEMENT

NEAR INTELLIGENCE, INC.

2023 EQUITY INCENTIVE PLAN

1. Award of Restricted Stock Units. Pursuant to the Near Intelligence, Inc. 2023 Equity Incentive Plan (the “Plan”) for Eligible Individuals of Near Intelligence, Inc. a Delaware corporation (the “Company”), the Company grants to

[_________________________________]

(the “Participant”)

an Award under the Plan for [_______________(______)] Restricted Stock Units (the “Awarded Units”) which may be converted into the number of shares of Common Stock of the Company equal to the number of Restricted Stock Units, subject to the terms and conditions of the Plan and this Restricted Stock Unit Award Agreement (this “Agreement”). The “Date of Grant” of this Restricted Stock Unit Award is [_____________], 2023, which is the date that this Agreement was granted in substitution for the Participant’s Original Grant (as defined below). Each Awarded Unit shall be a notional share of Common Stock, with the value of each Awarded Unit being equal to the Fair Market Value of a share of Common Stock at any time.

The Awarded Units are hereby granted pursuant to Section 4.2 of the Plan in substitution for the restricted stock units of Near Intelligence Holdings Inc. held by the Participant prior to its merger with KludeIn I Acquisition Corp. All terms and conditions of the Restricted Stock Unit Agreement dated [_____________] between the Participant and Near Intelligence Holdings Inc. (the “Original Grant”), except as such terms and conditions are modified herein, shall continue to apply to any Awarded Units granted pursuant to this Agreement.

2. Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. This Agreement is subject to any rules promulgated pursuant to the Plan by the Committee and communicated to the Participant in writing.

3. Vesting; Time of Delivery of Shares. Awarded Units which have become vested pursuant to the terms of this Section 3 are collectively referred to herein as “Vested RSUs.” All other Awarded Units are collectively referred to herein as “Unvested RSUs.”

a. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Units shall vest in accordance with the following schedule, provided that the Participant is employed by (or, if the Participant is a Consultant or Non-Employee Director, is providing services to) the Company or its Affiliates on such date(s):

Vesting Date	Awarded Units Vesting

Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting or forfeiture of the Unvested RSUs at any time and for any reason or no reason.

b. Subject to the provisions of the Plan and this Agreement, upon the vesting of Awarded Units, and in no event later than the earlier of (i) the 90th day following vesting and (ii) March 15th of the calendar year following the calendar year in which such Awarded Units vested, the Company shall convert the Vested RSUs into the number of whole shares of Common Stock equal to the number of Vested RSUs and shall deliver to the Participant or the Participant’s personal representative a number of shares of Common Stock equal to the number of Vested RSUs credited to the Participant. From and after the date of receipt of such Shares, the Participant or the Participant’s estate, personal representative or beneficiary, as the case may be, shall have full rights of transfer or resale with respect to such stock subject to applicable state and federal regulations.

4. Forfeiture of Awarded Units. Except as otherwise provided in Section 3.a. above, upon the Participant’s Termination of Service for any reason, the Participant shall be deemed to have forfeited all of the Participant’s Unvested RSUs. Upon forfeiture, all of the Participant’s rights with respect to the forfeited Unvested RSUs shall cease and terminate, without any further obligations on the part of the Company.

5. Who May Receive Converted Awarded Units. During the lifetime of the Participant, the Common Stock received upon conversion of Awarded Units may only be received by the Participant or his or her legal representative. If the Participant dies prior to the date his or her Awarded Units are converted into shares of Common Stock as described in Section 3.b. above, and the Common Stock relating to such converted Awarded Units may be received by any individual who is entitled to receive the property of the Participant pursuant to the applicable laws of descent and distribution.

6. No Fractional Shares. Awarded Units may be converted only with respect to full Shares, and no fractional share of Common Stock shall be issued.

7. Nonassignability. The Awarded Units are not assignable or transferable by the Participant except by will or by the laws of descent and distribution. The Company may assign or transfer this Agreement to its Affiliates or any entity in connection with a merger, acquisition, Change in Control, or transfer of all or substantially all of Company’s assets without the written consent of the Participant.

8. Dividends; Rights as Stockholder. Cash dividends on Shares issuable hereunder, if any, shall be credited to a dividend book entry account on behalf of the Participant with respect to each Awarded Unit granted to the Participant, provided that such cash dividends shall not be deemed to be reinvested in Shares and shall be held uninvested, without interest, and paid in cash at the same time that the Shares underlying Vested RSUs are delivered to the Participant in accordance with the provisions hereof or in the Plan. Share dividends on Shares, if any, shall be credited to a dividend book entry account on behalf of the Participant with respect to each Awarded Unit granted to the Participant, provided that such dividends shall be paid in Shares at the same time that the Shares underlying Vested RSUs are delivered to the Participant in accordance with the provisions hereof or in the Plan. The Participant will have no rights as a stockholder with respect to any Shares covered by this Agreement until the issuance of a certificate or certificates to the Participant or the registration of such Shares in the Participant’s name for the shares of Common Stock. The Awarded Units shall be subject to the terms and conditions of this Agreement. Except as otherwise provided in Section 9 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates or the registration of such Shares in the Participant’s name. The Participant, by his or her execution of this Agreement, agrees to execute any documents requested by the Company in connection with the issuance of the shares of Common Stock.

9. Adjustment of Number of Awarded Units and Related Matters. The number of shares of Common Stock covered by the Awarded Units shall be subject to adjustment in accordance with Articles IV and XI of the Plan. Notwithstanding the foregoing, except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution for any reason, and no adjustments shall be made for dividends in cash or other property, distributions, or other rights in respect of Shares underlying the Awarded Units, except as otherwise specifically provided for in the Plan or this Agreement.

10. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

11. Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Company will not be obligated to issue any shares of Common Stock to the Participant hereunder, if the issuance of such Shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all Applicable Laws.

12. Investment Representation. Unless the shares of Common Stock are issued to the Participant in a transaction registered under applicable federal and state securities laws, by his or her execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be acquired hereunder will be acquired by the Participant for investment purposes for his or her own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to him or her in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

13. Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for his or her review by the Company and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

14. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

15. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Affiliate, whether as a Consultant, Eligible Employee, or Non-Employee Director, or to interfere with or restrict in any way the right of the Company or any Affiliate to discharge the Participant as a Consultant, Eligible Employee, or Non-Employee Director at any time.

16. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement, and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

17. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

18. Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement, or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

19. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

20. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

21. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

22. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

23. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

b. Notice to the Participant shall be addressed and delivered as set forth on the signature page.

[Name]
[Address]
[Address]
Attn:
Email:

24. Section 409A; Six Month Delay. Notwithstanding anything herein to the contrary, in the case of a conversion of Awarded Units and distribution of shares of Common Stock on account of any Termination of Service (other than death), if the Participant is a “specified employee” as defined in Section 1.409A-1(i) of the final regulations under Section 409A of the Code, then solely to the extent required under Section 409A of the Code, a distribution of the number of such Shares to the Participant (determined after application of the withholding requirements set forth in Section 25 below), shall not occur until the date which is six (6) months following the date of the Participant’s Termination of Service (or, if earlier, the date of the Participant’s death). It is intended that each conversion and settlement of shares of Common Stock to be delivered under this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code.

25. Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. Unless the Company otherwise consents in writing to an alternative withholding method, the Company, or if applicable, any Affiliate (for purposes of this Section 25, the term “Company” shall be deemed to include any applicable Affiliate) shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local, or foreign taxes of any kind which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code or any other Applicable Law, rule, or regulation with respect to the Awarded Units, and if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any Shares otherwise required to be issued pursuant to this Agreement. Any minimum statutorily required tax withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or Shares otherwise issuable or deliverable to the Participant upon conversion of the Awarded Units into Shares. Notwithstanding the foregoing, the Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant; provided, however, if the Participant is a “specified employee” as defined in Section 1.409A-1(i) of the final regulations under Section 409A of the Code who is subject to the six (6) months delay provided for in Section 24 above, if the Company, in its sole discretion, consents to the withholding of Shares as described above to satisfy its tax withholding obligation, the Company shall withhold the number of Shares attributable to employment taxes on the date of the Participant’s Termination of Service and withhold the number of Shares attributable to income taxes on the date which occurs six (6) months following the date of the Participant’s Termination of Service (or, if earlier, the date of death of the Participant).

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

Near Intelligence, Inc.

By:
Name:
Title:

PARTICIPANT:

Signature
Name:
Address: